Exhibit 99.3

PLIANT CORPORATION, et al.

Disclosure Statement

Exhibit D

Introduction:

Financial Information and Projections

Exhibit A
Projections
(Unaudited)

(All $ in Millions Unless Otherwise Noted)

The financial projections (“Projections”) contained herein reflect numerous assumptions, including the confirmation and consummation of the Plan for the Debtors, as filed with the Bankruptcy Court. The Projections should be viewed in conjunction with a review of these assumptions including the qualifications and footnotes as set forth herein. The Projections were prepared by management in good faith based upon assumptions believed to be reasonable at the time of preparation. While presented with numerical specificity, the Projections are based upon a variety of estimates and assumptions subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the control of the Debtors. Actual results may vary materially from those presented. The Projections have not been prepared to comply with the guidelines established with respect to Projections by the Securities and Exchange Commission or the American Institute of Certified Public Accountants (“AICPA”), have not been audited, and are not presented in accordance with Generally Accepted Accounting Principles (“GAAP”).

The Projections are based on the assumption that the Debtors will emerge from Chapter 11 on June 30, 2006.(1)

In accordance with statement of Position 90-7 Financial Reporting by Entities in Reorganization under the Bankruptcy Code, the debtors are not required to implement fresh-start reporting adjustments as there is no change in control.

The Projections include (a) the Pre-Reorganization Balance Sheet as projected at June 30, 2006, (Exhibits D1 and D2)(2); (b) adjustments to the Pre-Reorganization Balance Sheet to reflect projected payments and borrowings made as a result of consummation of the Plan, (Exhibits D1 and D2)(2); (c) the opening balance sheets for New Pliant, (Exhibits D1 and D2)(2); and (d) post-Effective Date balance sheets, income statements, and statements or cash flows for New Pliant, (Exhibits D3 and D4)(2).

The Projections are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially include, but are not limited to, New Pliant’s ability to operate the Debtors’ business consistent with their projections, comply with the covenants of their financing agreements, New Pliant’s ability to restore trade credit terms to historical levels, New Pliant’s ability to successfully implement operational improvements, and its ability to acquire resin at prices consistent with assumptions included in the financial projections. See also Section X Risk Factors.

(1)	If the Effective Date of the Plan is significantly delayed, additional expenses, including professional fees, may be incurred and operating results may be negatively impacted.
(2)

Exhibits D1 and D3 assume the $20mm Tack-On Note will be issued to the Old Note holders. Exhibits D2 and D4 assume the $35 million in New Senior Subordinated Notes will be issued in the event the Holder of the Old Note Claims are not able to receive the Tack-On Notes pursuant to section 3.2 (g)(i) of the Plan.

EXHIBIT D1

Pro Forma Balance Sheet (1)

$20 mm Tack On Note

($Millions)

(Unaudited)	Pre Reorganization Balance Sheet	Emergence Adjustments (2)		Reorganized Opening Balance Sheet
Assets:
Cash	$93.1	$(84.1	)(3)(4)	$9.0
Receivables	154.1			154.1
Inventories	114.9			114.9
Prepaid expenses and other	7.6			7.6
Income taxes receivable	10.5			10.5
Current assets	$380.2	$(84.1)		$296.0
Plant and Equipment, net	293.7			293.7
Goodwill and Intangibles	195.9			195.9
Other assets	41.0	6.2	(5)	47.2
Total assets	$910.8	$(77.9)		$832.9

Liabilities and Shareholders Equity:
Liabilities Not Subject to Compromise:
Accounts Payable & Accrued Liabilities - Pre Petition	41.7	(41.7	)(4)	—
Accounts Payable & Accrued Liabilities - Post Petition	96.8	—		96.8
Interest payable	24.2	(13.9	)(6)	10.3
Other current liabilities	47.4	—		47.4
Current portion of LT debt	1.3	—		1.3
Total Current Liabilities	$211.4	$(55.6)		$155.8
Post Petition Financing	—	108.6	(3)	108.6
Long Term Debt, net of current portion	546.3	20.0	(7)	566.3
Other	60.2	—		60.2
Total Liabilities	817.9	73.0		890.9
Liabilities Subject to Compromise	740.0	(740.0	)(8)	—
Total Liabilities and Shares Subject to Compromise	$1,557.9	$(667.0)		$890.9
Preferred stock (Series AA and M)	—	364.7	(9)	364.7
Shareholders Equity	(647.1)	224.4		(422.6)
Total Liabilities and stockholders’ deficit	$910.8	$(77.9)		$832.9

EXHIBIT D2

Pro Forma Balance Sheet (1)

$35 mm New Senior Subordinated Notes

($Millions)

	Pre Reorganization	Emergence		Reorganized Opening
(Unaudited)	Balance Sheet	Adjustments (2)		Balance Sheet
Assets:
Cash	$93.1	$(84.1	)(3)(4)	$9.0
Receivables	154.1			154.1
Inventories	114.9			114.9
Prepaid expenses and other	7.6			7.6
Income taxes receivable	10.5			10.5
Current assets	$380.2	$(84.1)		$296.0
Plant and Equipment, net	293.7			293.7
Goodwill and Intangibles	195.9			195.9
Other assets	41.0	6.2	(5)	47.2
Total assets	$910.8	$(77.9)		$832.9

Liabilities and Shareholders Equity:
Liabilities Not Subject to Compromise:
Accounts Payable & Accrued Liabilities - Pre Petition	41.7	(41.7	)(4)	—
Accounts Payable & Accrued Liabilities - Post Petition	96.8			96.8
Interest payable	24.2	(13.9	)(6)	10.3
Other current liabilities	47.4	—		47.4
Current portion of LT debt	1.3	—		1.3
Total Current Liabilities	$211.4	$(55.6)		$155.8
Post Petition Financing	—	108.6	(3)	108.6
Long Term Debt, net of current portion	546.3	35.0	(7)	581.3
Other	60.2			60.2
Total Liabilities	817.9	88.0		905.9
Liabilities Subject to Compromise	740.0	(740.0	)(8)	—
Total Liabilities and Shares Subject to Compromise	$1,557.9	$(652.0)		$905.9
Preferred stock (Series AA and M)	—	364.7	(9)	364.7
Shareholders Equity	(647.1)	209.4		(437.6)
Total Liabilities and stockholders’ deficit	$910.8	$(77.9)		$832.9

Notes to Exhibit D1/D2

Pro Forma Balance Sheet

(Unaudited)

(All $$ in millions unless otherwise noted)

1.               The Pre-Reorganization Balance Sheet is based upon the Debtors’ estimates of the consolidated results of operations of the Debtors’ estates through June 30, 2006, an assumed Effective Date of the Plan of June 30, 2006, and includes the Debtors’ wholly-owned non-Debtor foreign subsidiaries. Inter-company accounts receivable and payable, including those of the Debtors’ non-Debtor foreign subsidiaries, have been eliminated in accounting consolidation.

2.               In accordance with statement of Position 90-7 Financial Reporting by Entities in Reorganization under the Bankruptcy Code, the debtors are not required to implement fresh-start reporting adjustments as there is no change in control.

3.               Upon Emergence, the $130.9 million pre-petition revolver is being repaid with $22.4 million of cash on hand and $108.6 million from a new working capital facility.

4.               Pursuant to the Plan, pre-petition unsecured claims will be paid out in full upon emergence and a 1% consent fee ($3.2 million) will be paid to the Holders of the Old Notes upon emergence. In addition, there is an estimated payment of $3.0 million upon emergence in connection with the exit financing facility.

5.               Reflects the capitalization of the 1% consent fee and the exit financing fees.

6.               Pursuant to the Plan, the $13.9 million March 1, 2006 coupon payment due to the 2nd Lien Noteholders will be paid upon emergence.

7.               Reflects the new $20 million Tack-On Notes that are distributed to holders of the Old Notes in Exhibit D1 and the $35 million New Senior Subordinated Notes in Exhibit D2.

8.               Represents the elimination of certain liabilities subject to compromise based on the forgiveness of debt and settlement of Allowed Claims as provided for in the Plan.

9.               Reflects the transactions described above and the new Series AA and Series M Preferred stock issued in accordance with the Plan.

EXHIBIT D3

Projected Statements of Operations

$20 mm Tack On Note

($Millions)

	Projected Financials for the Year ended December 31,
(Unaudited)	2006	2007	2008	2009

Trade Pounds Sold	910.3	934.0	958.4	983.5
	—	—	—	—
Net Sales	$1,234.8	$1,205.6	$1,167.3	$1,120.5
Cost of Goods Sold	1,080.0	1,036.1	980.8	917.9
Gross profit	154.9	169.5	186.6	202.6
Operating Expenses
Selling, General & Administrative	83.8	84.4	84.9	86.4
Research & Development	6.9	9.2	9.4	9.7
Restructuring and other costs	15.7	—	—	—
Total operating expenses	106.3	93.6	94.3	96.0
Operating Income	48.6	75.9	92.2	106.6
Interest expense	80.8	83.2	83.4	85.5
Other income/expense	(0.1)	(0.5)	(0.5)	(0.5)
Loss from continuing operations before taxes	(32.2)	(6.8)	9.3	21.5
Income tax expense	1.4	1.4	3.0	3.3
Gain on extinquishment of debt, net of tax	263.7	—	—	—
Net Loss	$230.1	$(8.2)	$6.3	$18.2

Loss from continuing operations before taxes	$(32.2)	$(6.8)	$9.3	$21.5
Interest	80.8	83.2	83.4	85.5
Depreciation, amortization and FA impairments	42.7	45.5	47.9	51.0
Restructuring and other costs	15.7	—	—	—
EBITDA	$107.0	$121.9	$140.7	$158.1

EXHIBIT D3

Projected Balance Sheet

$20 mm Tack On Note

($Millions)

	Projected Financials for the Year ended December 31,
(Unaudited)	2006	2007	2008	2009

Cash	$9.0	$9.0	$8.4	$83.0
Receivables	145.1	147.3	142.7	137.2
Inventories	108.1	107.9	102.1	95.6
Prepaid expenses and other	7.6	7.6	7.6	7.6
Deferred income taxes	10.5	10.5	10.5	10.5
Current assets	$280.2	$282.2	$271.4	$333.9
Plant and Equipment, net	297.7	302.8	306.3	311.3
Goodwill and Intangibles	194.7	192.4	191.1	190.2
Other assets	43.5	36.0	28.5	21.0
Total assets	$816.1	$813.4	$797.2	$856.3

Current Liabilities
Trade accounts payable	90.3	91.9	85.7	78.7
Interest payable	9.5	10.4	10.2	9.8
Other current liabilities	47.4	47.4	47.4	47.4
Current portion of LT debt	1.3	1.3	1.3	1.3
Current liabilities	$148.6	$151.0	$144.6	$137.2
Revolver	94.9	59.3	—	—
Other Long Term Debt, net of current portion	583.7	622.4	665.7	713.9
Other long term liabilities	29.4	29.4	29.4	29.4
Deferred income taxes	30.8	30.8	30.8	30.8
Total Liabilities	$887.4	$892.9	$870.5	$911.3
Equity
Preferred Stock - series AA and M	388.8	441.8	502.1	570.6
Shareholders Equity	(460.1)	(521.3)	(575.3)	(625.7)
Total Liabilities and stockholders’ deficit	$816.1	$813.4	$797.2	$856.3

EXHIBIT D3

Projected Statement of Cash Flows

$20 mm Tack On Note

($Millions)

	Projected Financials for the Year ended December 31,
(Unaudited)	2006	2007	2008	2009

CASH FLOW FROM OPERATIONS
Net Income	$230.1	$(8.2)	$6.3	$18.2
Depreciation and amortization	42.7	44.5	47.8	51.0
Deferred income taxes	0.2	—	—	—
Amortization/write-off of deferred financing costs	7.5	7.5	7.5	7.5
Accretion on debt discount	32.8	38.7	43.3	48.2
Gain on extinquishment of debt	(263.7)	—	—	—
Changes in assets and liabilities	—	—	—	—
Accounts Receivable	(7.4)	(2.2)	4.5	5.5
Inventories	(1.3)	0.2	5.8	6.5
Prepaid expenses and other	1.1	—	—	—
Accounts payable	37.9	1.6	(6.2)	(7.0)
Accrued liabilities	(2.6)	0.8	(0.2)	(0.4)
Other assets	7.6	—	—	—
Other liabilities	0.2	—	—	—
Cash provided from (used in) operations	$85.1	$82.9	$108.7	$129.6
CASH FLOW FROM INVESTING
Capital expenditures - GAAP	$(47.6)	$(48.0)	$(50.0)	$(55.0)
Cash provided from (used in) investing	$(47.6)	$(48.0)	$(50.0)	$(55.0)
CASH FLOW FROM FINANCING
Borrowings(Repayments) of revolver	$(36.1)	$(35.6)	$(59.3)	$—
Borrowings(Repayments) of other debt	(0.0)	—	—	—
Payment of capitalized loan/consent fees	(6.2)	—	—	—
Cash provided from (used in) financing	$(42.3)	$(35.6)	$(59.3)	$—

EFFECT OF EXCHANGE RATE ON CASH	0.5	0.6	—	—
NET INCREASE (DECREASE) IN CASH	$(4.3)	$(0.0)	$(0.6)	$74.6

CASH AT BEGINNING OF PERIOD	13.3	9.0	9.0	8.4
CASH AT END OF PERIOD	$9.0	$9.0	$8.4	$83.0

EXHIBIT D4

Projected Statements of Operations

$35 mm New Senior Subordinated Notes

($Millions)

	Projected Financials for the Year ended December 31,
(Unaudited)	2006	2007	2008	2009

Trade Pounds Sold	910.3	934.0	958.4	983.5
	—	—	—	—
Net Sales	$1,234.8	$1,205.6	$1,167.3	$1,120.5
Cost of Goods Sold	1,080.0	1,036.1	980.8	917.9
Gross profit	154.9	169.5	186.6	202.6
Operating Expenses
Selling, General & Administrative	83.8	84.4	84.9	86.4
Research & Development	6.9	9.2	9.4	9.7
Restructuring and other costs	15.7	—	—	—
Total operating expenses	106.3	93.6	94.3	96.0
Operating Income	48.6	75.9	92.2	106.6
Interest expense	82.0	85.7	85.8	86.5
Other income/expense	(0.1)	(0.5)	(0.5)	(0.5)
Loss from continuing operations before taxes	(33.3)	(9.3)	7.0	20.6
Income tax expense	1.4	1.4	3.0	3.3
Gain on extinquishment of debt, net of tax	248.7	—	—	—
Net Loss	$213.9	$(10.7)	$4.0	$17.3

Loss from continuing operations before taxes	$(33.3)	$(9.3)	$7.0	$20.6
Interest	82.0	85.7	85.8	86.5
Depreciation, amortization and FA impairments	42.7	45.5	47.9	51.0
Restructuring and other costs	15.7	—	—	—
EBITDA	$107.0	$121.9	$140.7	$158.1

EXHIBIT D4

Projected Balance Sheet

$35 mm New Senior Subordinated Notes

($Millions)

	Projected Financials for the Year ended December 31,
(Unaudited)	2006	2007	2008	2009

Cash	$9.0	$9.0	$9.0	$70.1
Receivables	145.1	147.3	142.7	137.2
Inventories	108.1	107.9	102.1	95.6
Prepaid expenses and other	7.6	7.6	7.6	7.6
Deferred income taxes	10.5	10.5	10.5	10.5
Current assets	$280.2	$282.2	$271.9	$321.0
Plant and Equipment, net	297.7	302.8	306.3	311.3
Goodwill and Intangibles	194.7	192.5	191.1	190.2
Other assets	43.5	36.0	28.5	21.0
Total assets	$816.1	$813.5	$797.8	$843.4

Current Liabilities
Trade accounts payable	90.3	91.9	85.7	78.7
Interest payable	9.5	10.4	10.2	9.8
Other current liabilities	47.4	47.4	47.4	47.4
Current portion of LT debt	1.3	1.3	1.3	1.3
Current liabilities	$148.6	$151.0	$144.6	$137.3
Revolver	94.9	62.0	8.3	—
Other Long Term Debt, net of current portion	599.9	638.5	678.9	722.8
Other long term liabilities	29.4	29.4	29.4	29.4
Deferred income taxes	30.8	30.8	30.8	30.8
Total Liabilities	$903.5	$911.6	$892.0	$920.3
Equity
Preferred Stock - series AA and M	388.8	441.8	502.1	570.6
Shareholders Equity	(476.2)	(540.0)	(596.3)	(647.6)
Total Liabilities and stockholders’ deficit	$816.1	$813.5	$797.8	$843.4

EXHIBIT D4

Projected Statement of Cash Flows

$35 mm New Senior Subordinated Notes

($Millions)

	Projected Financials for the Year ended December 31,
(Unaudited)	2006	2007	2008	2009

CASH FLOW FROM OPERATIONS
Net Income	$213.9	$(10.7)	$4.0	$17.3
Depreciation and amortization	42.7	44.4	47.9	51.0
Deferred income taxes	0.2	—	—	—
Amortization/write-off of deferred financing costs	7.5	7.5	7.5	7.5
Accretion on debt discount	34.0	38.6	40.4	43.9
Gain on extinquishment of debt	(248.7)	—	—	—
Changes in assets and liabilities	—	—	—	—
Accounts Receivable	(7.4)	(2.2)	4.5	5.5
Inventories	(1.3)	0.2	5.8	6.5
Prepaid expenses and other	1.1	—	—	—
Accounts payable	37.9	1.6	(6.2)	(7.0)
Accrued liabilities	(2.6)	0.8	(0.2)	(0.4)
Other assets	7.6	—	—	—
Other liabilities	0.2	—	—	—
Cash provided from (used in) operations	$85.1	$80.2	$103.7	$124.4
CASH FLOW FROM INVESTING
Capital expenditures - GAAP	$(47.6)	$(48.0)	$(50.0)	$(55.0)
Cash provided from (used in) investing	$(47.6)	$(48.0)	$(50.0)	$(55.0)
CASH FLOW FROM FINANCING
Borrowings(Repayments) of revolver	$(36.1)	$(32.9)	$(53.7)	$(8.3)
Borrowings(Repayments) of other debt	(0.0)	—	—	—
Payment of capitalized loan/consent fees	(6.2)	—	—	—
Cash provided from (used in) financing	$(42.3)	$(32.9)	$(53.7)	$(8.3)

EFFECT OF EXCHANGE RATE ON CASH	0.5	0.6	—	—
NET INCREASE (DECREASE) IN CASH	$(4.3)	$(0.0)	$(0.0)	$61.1

CASH AT BEGINNING OF PERIOD	13.3	9.0	9.0	9.0
CASH AT END OF PERIOD	$9.0	$9.0	$9.0	$70.1

EXHIBIT D4

Assumptions to Financial Projections

The Debtors’ assumptions underlying their financial projections are set forth below. The data underlying many of these assumptions is confidential; however, it may be made available to parties or their advisors that have executed appropriate confidentiality agreements with the Debtors.

1.             SALES

Sales volume, as measured in trade pounds sold, increases by 5.0% in 2006 and by 2.5% per annum in the 2007 to 2009 period. These growth assumptions vary by business unit reflecting higher growth rates in the technology-driven divisions that generate superior margins. The projections were developed by each business unit and reflect the Company’s best estimate of the likely product mix. The projections were also compared to industry data which suggest that projected volumes are conservative. See 2006-2009 Financial Plan Overview at 3, 5, Electronic Data Room Index No. 4.3;  Finance Update of March 7, 2006 Board Package at 31-34, Electronic Data Room Index No. 8.31.7 ; Leadership Team Meeting Package for March 22, 2006, Electronic Data Room Index No. 8.57

Average selling prices (ASP) increase from $1.24 per pound in 2005 to $1.36 per pound in 2006 reflecting the recovery of recent resin cost increases in price pass-throughs along with an improved shift in product mix. Average selling prices for the 2006 to 2009 period are projected to decline inline with the resin decline assumptions from the most recent published forecast of Chemical Market Associates, Inc.(CMAI) after taking into account a favorable lag position in pricing pass-throughs. See  2006-2009 Financial Plan Overview at 3, 6, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7; CMAI Monthly Prices 2002-2007, Electronic Data Room Index No. 9.1; and Industry Reports, Electronic Data Room Index No. 9.2.

2.             COST OF SALES

Pliant’s dominant material component, plastic resin, is assumed to decline in price from 2006 through 2009 based on the most recent forecast published by CMAI. This forecast indicates falling resin prices for the period of approximately $.28 per pound, over a 35% decline from the 2006 beginning base. A weighted average resin price was estimated assuming a mix of the various resins utilized in Pliant’s products. See  2006-2009 Financial Plan Overview at 3, 6, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7; CMAI Monthly Prices 2002-2007, Electronic Data Room Index No. 9.1; and Industry Reports, Electronic Data Room Index No. 9.2.

Favorable trends in net waste reductions continue, fueled by on-going programs and further investments in process equipment modernization. These are projected to generate incremental annual savings of just under $3 million. See 2006-2009 Financial Plan Overview at 3, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7; COO Report of March 7, 2006 Board Package at 3, 13, Electronic Data Room Index No. 8.31.6; Leadership Team Meeting Package for January 19, 2006, Operations Update at 2-3, Electronic Data Room Index No. 8.55.3; and Leadership Team Meeting Package for March 22, 2006, Finance Review at 8, Electronic Data Room Index No. 8.57.2.

Material engineering programs targeting material substitutions in secondary markets, increased usage of wide-specification materials, and Low-Cost-Country sourcing, are projected to maintain their momentum and contribute incremental savings of $6 million in 2006 and 2007, $4 million in 2008 and $3 million in 2009. See  2006-2009 Financial Plan Overview at 3, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7; COO Report of March 7, 2006 Board Package at 4, 14, Electronic Data Room Index No. 8.31.6; Leadership Team Meeting Package for January 19, 2006, Materials and Supply Chain, Electronic Data Room Index No. 8.55.5; Leadership Team Meeting Package for February 22, 2006, Materials and Supply Chain, Electronic Data Room Index No. 8.56.4; and Leadership Team Meeting Package for March 22, 2006, Best Value Materials, Electronic Data Room Index No. 8.57.7. Direct labor remains flat per pound in 2006 as operational efficiencies yield incremental savings that offset wage inflation. From 2007 to 2009, it is assumed that manufacturing efficiencies will offset 3% annual wage inflation. See 2006-2009 Financial Plan Overview at 3, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package at 31-34, Electronic Data Room Index No. 8.31.7; and COO Report of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.6.

Freight costs are projected to increase by 13% in 2006 and then stabilize at this level for the forecast period. Programs are already underway to capture efficiency improvements from shipment consolidations and routing optimization with the assistance of outside logistics experts. See  2006-2009 Financial Plan Overview, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7; COO Report of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.6; Leadership Team Meeting Package for February 22, 2006, Materials and Supply Chain, Electronic Data Room Index No. 8.56.4; and Leadership Team Meeting Package for March 22, 2006, Best Value Materials, Electronic Data Room Index No. 8.57.7.

Operating fixed costs, excluding depreciation, are assumed to remain flat for the period as economic increases are offset by operating efficiencies driven primarily by capital programs as well as on-going cost reduction projects. See 2006-2009 Financial Plan Overview at 4, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7.

Packaging costs decline by 1% on a per pound basis in 2006 mostly due to product mix changes and some buying efficiencies on increased volumes. Subsequent periods are flat per pound with 2006.See 2006-2009 Financial Plan Overview at 4, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7.

Utilities increase in 2006 by just over 6% per pound following a sharp run up in energy costs in 2005. The subsequent forecast period is projected to be flat on a per pound basis with 2006. See  2006-2009 Financial Plan Overview at 4, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7; and COO Report of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.6.

3.             SG&A / R&D

SG&A expenses increase by 2% on a per pound basis in 2006 and then flattens on a per pound over the subsequent periods as expenses increase at a slower rate than the overall growth rate for the company offsetting economic increases. See 2006-2009 Financial Plan Overview, Electronic Data Room Index No. 4.3; and Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7.

R&D expenses continue to be flat per pound over the entire period, as spending on innovation initiatives keeps pace with overall company growth.

4.             BALANCE SHEET AND CASH FLOW

Cash balances are targeted at $9 million through the projection period with the exception of 2009 when cash is accumulated following the pay-off of the revolving credit facility.

Inventory turnover improves from a 2005 average of 8.9 turns to 9.6 turns for the projection periods. See 2006-2009 Financial Plan Overview at 14, Electronic Data Room Index No. 4.3; and Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7.

Trade accounts receivable, continuing their improvement trend, decrease from 45 Days Sales Outstanding (DSO) to a 43 DSO in the forecast period. See 2006-2009 Financial Plan Overview at 14, Electronic Data Room Index No. 4.3; and Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7.

Accounts Payable trade terms return to a “normal” range and average 36 DPO by 2006 and improve slightly to 37 DPO over the remaining period. See 2006-2009 Financial Plan Overview at 14, Electronic Data Room Index No. 4.3; and Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7.

Capital Expenditures increase to industry-norm levels at $47.7 million in 2006 to $55 million in 2009. See 2006-2009 Financial Plan Overview at 10-12, Electronic Data Room Index No. 4.3; Finance Update of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.7; COO Report of March 7, 2006 Board Package, Electronic Data Room Index No. 8.31.6; and Leadership Team Meeting Package for January 19, 2006, Finance Review, Electronic Data Room Index No. 8.55.2.

A debt for equity exchange, consistent with terms outlined in the Plan of Reorganization and the Disclosure Statement, will be completed by an assumed emergence in June 2006.

Assumed constant capital structure throughout the forecast period.